                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2007

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                      1-14120                52-1611421
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
        of incorporation)                                    Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 9, 2007,  Blonder  Tongue  Laboratories,  Inc.  issued a press release announcing its unaudited financial results for the second quarter ended June 30,
2007. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.  The information  disclosed in this report, including  Exhibit  99.1  hereto,  is being  furnished  and  shall not be deemed
"filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Not applicable

     (d) The following exhibits are filed herewith:

     Exhibit 99.1 Press Release dated August 9, 2007.

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                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:  /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President
                                         and Chief Financial Officer

Date: August 9, 2007

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                                  EXHIBIT INDEX

         Exhibit No.                    Description

         Exhibit 99.1         Press Release of Blonder Tongue Laboratories, Inc.
                              dated  August  9,  2007  regarding  its  unaudited
                              financial  results  for  the  second quarter ended
                              June 30, 2007.

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